Exhibit 10.3

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BI Contract No. 100704

CLINICAL SUPPLY AGREEMENT

This Clinical Supply Agreement ("Agreement") is made by and among

BioCancell Therapeutics Israel Ltd.

1/3 High-Tech VillageGivat Ram

P.O. Box 39264

Jerusalem

9139102 Israel

(hereinafter called "BioCancell"), on one hand

and

Boehringer Ingelheim Biopharmaceuticals GmbH

Binger Straße 173,

55216 Ingelheim/Rhein

Germany

(hereinafter called "BI"),

and

Boehringer Ingelheim RCV GmbH & Co KG

Dr. Boehringer-Gasse 5-11

1121 Vienna

Austria

(hereinafter called “BI RCV”), on the other hand

(hereinafter BI, BI RCV and BioCancell each shall also be called “Party” and collectively “Parties” as the case may be).

EFFECTIVE DATE: 3 April 2013

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Preamble

WHEREAS, BioCancell’s Affiliated Company BioCancell Ltd. and BI RCV entered into a secrecy agreement (“CDA”) dated as of November 16, 2006, a material transfer agreement (“MTA”) dated as of April 3, 2013 and a Quality Agreement ("QA") dated as of September 12, 2013; and

WHEREAS, BioCancell is a biotechnology company engaged in, among other things, the research and development of cancer treatments and has all rights (whether by ownership or in-licensed) to the Product (as defined below) and is the owner of a cell line for a manufacturing process for manufacturing the Product; and

WHEREAS, BI RCV performed certain services between April 3, 2013 and December 31, 2013 for BioCancell Ltd., and effective January 1, 2014 BI RCV performs contract development and manufacturing services for biopharmaceuticals, owns a proprietary pDNA Technology platform and maintains a staff of trained professionals who are knowledgeable, experienced and skilled in biopharmaceuticals manufacturing including pDNA on behalf of BI; and

WHEREAS, BioCancell now wishes and BI has agreed to (i) BI’s performance (by itself and/or its Affiliated Companies) of certain development work relating to the industrial manufacturing of the Product, including (A) the development of a new Cell Line for the Product, and comparison of the BioCancell Cell Line and the new Cell Line for cGMP production of the Product using BI’s proprietary pDNA Technology platform, and including (B) the adaptation of BI’s generic pDNA Technology platform to the Cell Line finally selected by BioCancell during the performance of the services; and (ii) BI’s manufacturing of the Product for clinical testing (by BI itself and/or its Affiliated Companies) with the finally selected Cell Line. The services listed in this WHEREAS clause have partially already been started and/or performed under the MTA.

NOW, THEREFORE, and in consideration of the mutual covenants set forth in this Agreement, BI and BioCancell, and solely regarding the Services provided until December 31, 2013 also BI RCV, hereby agree as follows:

1	Definitions

1.1	“Affiliated Companies”

means any company or business entity which controls, is controlled by, or is under common control with, either BioCancell or BI. For purposes of this definition, "control" shall mean the possession, directly or indirectly of the power to direct or cause the direction of the management and policies of an entity (other than a natural person), whether through the majority ownership of voting capital stock, by contract or otherwise.

1.2	“Background IP”

means Intellectual Property Rights (i) owned, licensed to or controlled by a Party prior to the effective date of the MTA, or (ii) developed by a Party outside of the scope of this Agreement without use of the other Party’s Confidential Information.

1.3	“Batch”

shall have the meaning as set forth in the QA.

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1.4	“Batch Records”

shall have the meaning as set forth in the QA.

1.5	“BI Deliverables”

any material and documents or results other than the Product to be provided by BI to BioCancell as provided for herein in Section 2.6 and listed in detail in the Project Plan.

1.6	“BI Improvements”

shall have the meaning as set forth in Section 8.2.2.

1.7	“BioCancell Deliverables”

means any material and documents to be provided by BioCancell to BI as provided for herein in Section 2.5 and listed in detail in Appendix 1.

1.8	“BioCancell Improvements”

shall have the meaning as set forth in Section 8.2.1.

1.9	”BIP”

means BI's Affiliated Company, Boehringer Ingelheim Pharma GmbH & Co. KG, Birkendorfer Str. 65, 88397 Biberach, Germany.

1.10	“BI RCV”

means BI's Affiliated Company, Boehringer Ingelheim Pharma RCV GmbH & Co KG, Dr. Boehringer-Gasse 5-11, 1121 Vienna, Austria.

1.11	“Cell Line”

shall mean the cell line used for the manufacture of clinical trial material which includes the BioCancell proprietary plasmid as further described in Appendix 1.

1.12	“Certificate of Analysis” (CoA)

shall have the meaning as set forth in the QA.

1.13	“Certificate of Compliance” (CoC)

shall have the meaning as set forth in the QA.

1.14	“cGMP”

means current Good Manufacturing Practice regulations as set forth in more detail in the QA.

1.15	“Change of Control”

means the merger with, transfer to or acquisition of beneficial ownership of more than fifty percent (50%) of the outstanding voting shares of BI or BioCancell respectively and/or its respective Affiliated Companies in a transaction in which the shareholders of BI or BioCancell do not retain a majority of the voting power in the surviving or acquiring corporation.

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1.16	“Confidential Information”

means any information and materials disclosed by a Party or an Affiliated Company of such Party to the other Party or its Affiliated Company(ies), which information includes, but is not limited to: all know-how, trade secrets, inventions, non-public patent applications, processes, concepts, technology regarding the manufacture of biopharmaceuticals, and experimental methods as well as information concerning the Disclosing Party's and/or its Affiliated Companies’ financial situation, customers, business plans, and its or its Affiliated Companies’ research and product designs and other data and information disclosed or exchanged under the CDA, the MTA and/or this Agreement; as well as the terms of the CDA, the MTA and of this Agreement.

1.17	“Direct Competitor”

means [***] for BioCancell a third party (other than any of BI’s Affiliated Companies) developing, manufacturing or selling pharmaceutical products for the same indication as the Product.

1.18	“Disclosing Party”

in the capacity of disclosing Confidential Information and know-how, each Party is referred to as the Disclosing Party.

1.19	“Effective Date”

means the date of commencement of this Agreement as mentioned on the cover page above.

1.20	“Facility”

means either the biotech buildings and all other buildings located at Dr. Boehringer-Gasse 5-11, 1121 Vienna, Austria used by BI or located at Biberach/Riss, Germany used by BI’s Affiliated Company BI RCV and/or BIP in performance of the Project.

1.21	"Health Authorities"

shall have the meaning as set forth in the QA, and shall also include the FDA and the EMA, as set forth in the QA.

1.22	“Improvements”

means all discoveries and inventions, and all modifications, derivatives and improvements of Background IP or new uses thereof (whether or not protectable under patent, trademark, copyright or similar laws) that are discovered, developed or reduced to practice in the performance of this Agreement.

1.23	“IND (or “IMPD”)

means an Investigational New Drug application or an Investigational Medicinal Product Dossier application for the Product, and all associated documents to support such applications, as submitted or to be submitted to the applicable Health Authorities.

1.24	“Indemnitee”

shall have the meaning as set forth in Section 7.4.

1.25	“Indemnitor”

shall have the meaning as set forth in Section 7.4.

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1.26	“Intellectual Property Rights”

means any and all now known or hereafter existing: (i) rights associated with works of authorship, including copyrights and moral rights; (ii) trade secret rights; (iii) patent rights, and industrial property rights; (iv) other proprietary rights in all inventions (whether or not patentable), discoveries, methods, processes, techniques, specifications, protocols, schematics, diagrams, reagents, compounds, samples, formulation, data, circuit designs, design layout, databases, data, and other forms of technology; and (v) all registrations, applications, renewals, and extensions of the foregoing, in each case in any jurisdiction throughout the world, including, but not limited to, inventor’s certificates, utility models, substitutions, confirmations, reissues, re-examinations, renewals or any like governmental grants for protection of inventions; and any pending application for any of the foregoing, including any continuation, divisional, substitution, additions, continuations-in-part, provisional and converted provisional applications, as well as extensions and supplementary protection certificates based thereon.

1.27	“Latent Defects”

means non-conformance of the Batches or the Product with the Specifications proven or reasonably determined by a testing laboratory according to Section 4.1.3, other than Obvious Defects.

1.28	“Losses”

shall have the meaning set forth in Section 7.3a.

1.29	“Manufacturing Process”

means BI’s platform process based on the pDNA Technology, as detailed in Appendix 4, to be adapted to the manufacturing of Product and/or optimized or further developed by BI during the performance of the Project as provided for in this Agreement.

1.30	“Manufacturer’s Release”

shall mean BI’s release of a cGMP conforming Batch of Product (either as drug substance or in the final dosage form as drug product- whichever is the case) in accordance with the QA.

1.31	“Master Batch Record”

shall have the meaning as set forth in the QA.

1.32	“NDA (or “CTD”)

means the New Drug Application or Common Technical Document for the Product, and all associated documents to support such applications, as submitted or to be submitted to the applicable Health Authorities.

1.33	“Obvious Defects”

means any non-conformance of the Batches or the Product with the Specifications which is visible or easily detectable without any analysis in a laboratory.

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1.34	“pDNA Technology”

means the host cell line, vectors, genetic elements, medium and other materials, as well as the fermentation, harvesting, purification, bulk formulation, and other biopharmaceutical manufacturing and analytical methods used by BI for generating the Product as detailed in Appendix 4. The pDNA Technology shall be considered a part of the BI Background IP.

1.35	“Product”

means the biopharmaceutical product owned by BioCancell as detailed in Appendix 1, and formulated either as bulk drug substance or in final dosage form as drug product.

1.36	“Product-Dedicated Equipment”

shall have the meaning specified in Section 3.2 hereof. Estimates of the Product Dedicated Equipment are included in Appendix 5.

1.37	“Project”

means the performance of the Services, including without limitation the development of the Manufacturing Process, if any, for the Product, and the manufacture and supply of Batches, as provided for under this Agreement.

1.38	“Project Fees”

shall have the meaning specified in Section 3.1 hereof.

1.39	“Project Manager“

shall have the meaning specified in Section 2.2.1 hereof.

1.40	“Project Plan”

means the plan describing the Services to be performed by BI (by itself or its Affiliated Companies) under the Project, including the Project timeline, attached to this Agreement as Appendix 2.

1.41	“Project Team“

shall have the meaning specified in Section 2.2.2 hereof.

1.42	“Raw Materials”

means raw materials, filters, membranes, consumables and resins applied in the performance of the Services. Estimates of the Raw Materials are included in Appendix 5.

1.43	“Receiving Party”

in the capacity of receiving Confidential Information and know-how, each Party is referred to as the Receiving Party.

1.44	“Representatives”

means a Party’s Affiliated Companies and its and its Affiliated Companies’ directors, officers, employees and agents.

1.45	“Service(s)“

shall mean those certain services performed by BI under this Agreement as outlined in the Project Plan or otherwise agreed by the Parties in writing (e.g. by a change of the Project Plan).

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1.46	“Specification(s)”

means all the specifications and tests, analytical methods and/or limits, and the results thereof, as applicable, within which the Product has to conform to be considered acceptable by BioCancell for clinical use. The Parties are in agreement, that pursuant to Section 2.7 the preliminary specifications shall be updated into revised specifications for the release of the Product.

1.47	“Steering Committee”

shall have the meaning specified in Section 2.2.3 hereof.

1.48	“Territory”

shall mean the following countries or regions where BioCancell intends to perform clinical trials with the Product: Israel, USA, and the EU member states.

2	Cooperation between the Parties in the Course of the Project

2.1	General

This Agreement sets forth the terms and conditions under which BI (by itself or its Affiliated Companies) will provide the Services to BioCancell.

2.2	Governance

2.2.1	Designation of Project Manager

Upon commencement of the Project, BI and BioCancell will each appoint a project manager (“Project Manager”), who will coordinate and supervise the Project on its behalf including communication of all instructions and information concerning the Project to the other Party. The Project Manager will serve as a contact person for the other Party. Each Project Manager will be available on an agreed (monthly) basis for consultation at prearranged times during the course of the Project. Project Managers shall also be available for necessary consultations without undue delay. The Project Managers shall be copied on all correspondence by other Project Team members and all correspondence between the Parties. In the absence of the Project Manager, a substitute shall be appointed. Additional modes or methods of communication and decision making may be implemented with the mutual written consent of each Party. Each Party will use reasonable efforts to provide the other Party with ten (10) calendar days prior written notice of any change in such Party’s Project Manager.

2.2.2	Project Team

a.	The Parties shall establish a Project Team consisting of members of its professional staff and their respective Project Manager to (i) ensure the progress of the Project, (ii) coordinate the performance of the Project, (iii) monitor and review BI’s performance of the Services and BioCancell’s fulfilment of its obligations, and (iv) facilitate communication among the Parties. Each Project Team member shall have knowledge and ongoing familiarity with the Project and will possess the authority to make decisions on matters likely to be raised in the Project Team. Each Party shall have the right to substitute its members of the Project Team as needed from time to time by giving written notice to the other Party due time in advance.

b.	The Project Team shall meet in person or by means of a video conference or teleconference on a periodic basis (i) as agreed by the Project Managers after written request for such meeting by either Party, (ii) as specified in the Project Plan, as may be amended from time to time, or (iii) within seven (7) calendar days after receipt of a written request by one Party to the other Party.

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c.	The Project Team shall oversee the Project. Prior to each meeting of the Project Team the Parties will distribute to each other written copies of all reasonably necessary materials, data and information arising out of the conduct of their activities hereunder.

d.	Each Party shall bear its own costs associated with such meetings and communications.

2.2.3	Steering Committee

a.	The Parties shall form a Steering Committee, to which each Party will appoint three (3) executive employees, all of whom shall be familiar with the Project. Each Party shall have the right to substitute its members of the Steering Committee as needed from time to time by giving written notice to the other Party due time in advance. The Steering Committee may invite the Project Managers, members of the Project Team or other experts of either Party to present the issues. The initial members of the Steering Committee are listed in Appendix 6.

b.	The Steering Committee is responsible (i) for strategic oversight and management of the Services and the manufacture of the Product; (ii) to settle disputes or disagreements not resolved by the Project Team unless otherwise indicated in this Agreement; (iii) to discuss major issues regarding the performance of the Manufacturing Process which cannot timely be resolved despite efforts of both Parties, and (iv) for approving by written documentation any major changes to the Services, Project Plan, or budget.

c.	The Steering Committee shall meet in person or by means of a video conference or teleconference within fourteen (14) calendar days after receipt of a written request by one Party to the other Party. Each Party shall bear its own costs associated with such meetings and communications.

d.	The Steering Committee will take action by unanimous consent of the Parties, with the Representatives of each Party collectively having a single vote, or by a written resolution signed by all of the Representatives. If the Steering Committee is unable to reach unanimous consent on a particular matter, then the matter will be referred to senior management of the Parties, who will use good faith efforts to resolve such matter.

2.2.4	Documentation

The Parties shall prepare minutes (alternating responsibility) of the Project Team and Steering Committee meetings as appropriate (in particular to document important decisions) which shall be circulated promptly following the meeting. If meeting minutes are prepared by one Party they shall be reviewed by the other Party within fourteen (14) calendar days as of receipt and are deemed accepted unless the other Party raises objections in writing within such fourteen (14) calendar days’ period.

2.2.5	No Power to amend, modify or waive compliance with Agreement

For the avoidance of doubt, the Project Team and the Steering Committee shall not have any power to amend or modify this Agreement or waive compliance therewith. Any amendments, modifications or waivers shall be undertaken in accordance with Section 11.2.

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2.3	Performance of the Services by BI; Conduct of the Project

Pursuant to the terms and conditions of this Agreement, BI shall provide the Services (as detailed in Appendix 2) to BioCancell, including, (i) BI’s performance (by itself and/or its Affiliated Companies) of certain development work relating to the manufacturing of the Product, including (A) the development of a new Cell Line for the Product, and comparison of the BioCancell cell line and the new Cell Line for cGMP production of the Product using BI’s proprietary pDNA Technology platform, and (B) the adaptation of BI’s generic pDNA Technology platform to the Cell Line finally selected by BioCancell during the performance of the services; and (ii) BI’s manufacturing and supply of the Product for clinical testing (by BI itself and/or its Affiliated Companies) with the finally selected Cell Line.

BioCancell acknowledges that the firm period for reservation of Batches in the BI cGMP Facility is [***] months and that BI firmly reserves the respective Services in accordance with the Project Plan.

BI (as well as BI’s subcontractors) shall use the Project-Dedicated Equipment solely in connection with the Project and in accordance with the terms and conditions of this Agreement.

Each Party shall fully and reasonably cooperate with the other Party to provide appropriate information and assistance to the other Party in connection with the Project and its performance under this Agreement, responding in a reasonable and timely manner with respect to all reasonable requests for information and approval. Neither Party shall be responsible for any delays in its performance of the Project to the extent caused by the other Party’s failure to provide in a reasonably timely manner any required or necessary information (in particular, but not limited any BI Deliverables or BioCancell Deliverables) or any approval reasonably requested by the other Party and/or as set forth in the Project Plan.

Each Party shall assign a sufficient number of professionally qualified personnel to perform the Project and shall perform its tasks under this Agreement according to the generally acceptable professional and then current industry standards and subject to terms and conditions as set forth in this Agreement, at all times in compliance with the requirements of applicable laws and regulations of the country/ State where the Services are performed and in accordance with its obligations under Section 6.3. Each Party will use commercially reasonable efforts to achieve the estimated timelines as laid down in the Project Plan, subject to Section 2.4.

2.4	Changes to the Project Plan (including Additional Services)

Services which are agreed to are regarded as firmly ordered under this Agreement. Changes to the Project Plan (such as, but not limited to, the Services), if any, shall require the written consent of both Parties.

In case that the Parties mutually agree on additional Services for the benefit of the Project by changing the Project Plan, BI shall perform such additional Services to sustain the progress of the Project pursuant to conditions and terms related to compensation, time and scope to be mutually agreed upon in writing by the Parties hereto.

In case that the Parties mutually agree to reduce the scope of the Services, BioCancell shall only be required to pay the relevant fees for such reduced Services.

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If changes to the Project Plan (including, but not limited, changes to the Manufacturing Process or the Specifications), become necessary because of Health Authority investigations, changes to applicable laws or regulations or otherwise or supply issues regarding Raw Materials and other equipment required for the performance of the Services, the Parties shall negotiate in good faith on how to proceed. The Parties acknowledge that if such changes are due to the Facility, BI will typically bear the costs of such changes, and if such changes are due to the Raw Materials and/or Product-Dedicated Equipment used in the Manufacturing Process, BioCancell will typically bear them.

BioCancell acknowledges that BI has pre-existing commitments to other customers. Accordingly, in case BioCancell intends to change the Project Plan, BI may not be able to offer BioCancell additional/different manufacturing slots at the times desired by BioCancell.

If any Raw Materials and Project-Dedicated Equipment is required beyond that provided in Appendix 5, such additional Raw Materials and Project-Dedicated Equipment shall be subject to the prior approval of BioCancell.

2.5	BioCancell Deliverables

To the extent not already transferred by BioCancell, BioCancell shall transfer the BioCancell Deliverables for the Project to BI (or to the Affiliated Company indicated by BI on behalf of BI) within the timelines laid down in the Project Plan and subject to the terms of this Section 2.5. Delivery of BioCancell Deliverables shall be made "Delivery Duty Paid" (DDP) Facility as that term is defined in Incoterms 2010, ICC Rules for the Use of Domestic and International Trade Terms, ICC Publication No. 715EF), and BI shall use such BioCancell Deliverables solely to conduct the Project in accordance with the Project Plan, this Agreement, or as otherwise may be agreed to by the Parties in writing. In particular, the BioCancell Deliverables will not be used by BI in connection with any diagnosis, treatment or any activity in humans. BI’s use of the BioCancell Deliverables will be in compliance with all applicable laws in the country/ State where the Services are performed and in accordance with its obligations under Section 6.3. BI accepts the BioCancell Deliverables with the knowledge that BioCancell Deliverables are experimental. The BioCancell Deliverables may not be transferred or otherwise made available, in whole or in part, by BI to any other individual, entity or institution, except to its Affiliated Companies, without the prior written consent of BioCancell, which may be withheld by BioCancell for any reason. Notwithstanding the foregoing, such consent is hereby given for quality control testing performed by a third party on a blinded basis.

The BioCancell Deliverables are the property of BioCancell. It is agreed that the transfer of the BioCancell Deliverables hereunder shall not constitute a sale of BioCancell Deliverables or a grant, option or license of any patent or other rights except to allow BI to perform the Project. BioCancell shall retain and have all right, title and interest in and to the BioCancell Deliverables.

BioCancell will inform BI immediately about any safety issues of which BioCancell becomes aware relating to the handling of the BioCancell Deliverables and the Product, after the date of the execution of this Agreement.

BI shall store the BioCancell Deliverables according to BioCancell’s instructions. BI shall at all times take commercially reasonable measures to protect the BioCancell Deliverables from loss or damage and in no event measures less stringent than employed by BI in the protection of its own proprietary materials, and shall promptly notify BioCancell, if at any time it believes the BioCancell Deliverables have been damaged, lost or stolen. BI shall not be liable for any loss of the BioCancell Deliverables occurring due to BioCancell’s instructions or other reasons outside of BI’s sphere of influence (including, but not limited to, events of Force Majeure or lack of stability of the BioCancell Deliverables.

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2.6	BI Deliverables

BI will deliver the BI Deliverables expressly laid down in detail in the Project Plan within the timelines laid down in the Project Plan and the QA. Delivery of BI Deliverables by BI shall be made "ex works" (EXW) Facility, as that term is defined in Incoterms 2010, ICC Rules for the Use of Domestic and International Trade Terms, ICC Publication No. 715EF).

2.7	Nature of the Project; Specifications

As the Product has never been produced by BI at the Facility, BioCancell acknowledges that the Project is experimental in nature and that no favorable or useful results can be assured by BI.

Preliminary specifications of the Product shall be set by the Parties after completion of the consolidation runs.

No later than two (2) months after the Manufacturer’s Release of three (3) initial manufacturing runs under cGMP conditions, the Parties shall in good faith agree on a revision (if necessary) of the preliminary specifications that shall then be the Specifications for Product manufactured in subsequent manufacturing runs at such scale, and, provided that the Manufacturing Process has not been materially changed by mutual consent of the Parties, the Project shall no longer be considered experimental in nature and the obligation of BI to meet the respective Specification shall apply to all future manufacturing runs at such scale.

2.8	Clinical Manufacturing Forecasts

BioCancell shall provide a quarterly demand forecast for clinical Product covering the subsequent eighteen (18) months (i.e. update every quarter regarding all demands for the following six quarters).

3	Project Fee and Payments

3.1	Project Fee

As consideration for BI’s performance of the Services, BioCancell shall pay BI the fixed fees set forth in the Billing Plan attached hereto as Appendix 3 or as otherwise agreed in writing, including the price basis of a certain year (the “Project Fees”), subject to the inflation provisions of Section 3.3. It is hereby agreed that no payments of Project Fees, or any other payments or consideration will be made or due from BioCancell to BI RCV, BIP or any other permitted sub-contractors of BI and BI shall be responsible for any payments or consideration due to such third parties for their performance under this Agreement. Other than the Project Fees, payment of the Product Dedicated Equipment and Raw Materials, which shall be charged at cost to BioCancell, and BioCancell’s indemnification and/or compensation obligations as provided for under this Agreement, BioCancell shall not be required to make any additional payments for BI's performance and provision of the Services hereunder without BioCancell’s prior written consent.

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3.2	Product- Dedicated Equipment

If agreed upon by the Parties in the Project Plan in Appendix 5 or otherwise in writing, BI may purchase certain Product-dedicated equipment ("Product Dedicated Equipment") on the account and instructions of BioCancell and at BioCancell's cost and expense for the manufacture of Product. For book keeping, maintenance and insurance purposes, such equipment shall be the property of BI. Notwithstanding the aforesaid, the risk of loss in such Product Dedicated Equipment shall be borne by BI. At the termination or expiration time of this Agreement Sections 10.3.3. and 10.3.6 shall apply with regards to such Product-Dedicated Equipment.

3.3	Invoicing and Payment

BI shall invoice BioCancell for Project Fees according to the Payment Schedule in the Project Plan.

BioCancell shall make payment of all invoiced amounts net forty-five (45) calendar days from the date of receipt of BI’s invoice. If BioCancell fails to make timely payment when due under this Agreement, interest shall accrue at a fixed annual rate equal to the highest rate of interest quoted as the “prime rate” in "The Wall Street Journal" on the day that payment was due. All payments due under this Agreement shall be paid in Euros by wire transfer or by such other means agreed to in writing by the Parties. BioCancell will provide at least twenty-four (24) hours advance notice to BI of each wire transfer to the bank account identified below or such other bank accounts as BI shall designate in writing.

Account Name:	Boehringer Ingelheim Biopharmaceuticals GmbH
Account Number:	[***]
Bank:	[***]
IBAN Number:	[***]
BIC Number:	[***]

BI shall pay any and all taxes, duties, fees and/or other impositions that may be levied upon BI with regard to the provision of the Services. BioCancell shall be entitled to withhold from any payment due to BI under this Agreement any withholding tax amount that BioCancell is required to pay, and such withholding shall decrease by an equivalent amount the payment due to BI. In the event of any withholding under this Section, BioCancell shall provide receipts of payment of any withheld amounts, or other documents reasonably available, to BI.

All payments under this Agreement should be understood as net payments without value added tax (“VAT”). VAT, if any, should be added to the respective payment. Each invoice will show any applicable VAT separately.

The Project Fees will be adjusted (increased or decreased) year by year in accordance with the average of (a) the change in a respective consumer index [***] and (b) the average change in the respective wages index [***] shown in the respective statistic monthly report [***].

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Additionally, BI shall be entitled to adjust the prices for Raw Materials and services, which are provided for in the Project Plan or agreed to by BioCancell, supplied to BI by third parties which are utilized in the performance of the Services at any time in the event that a significant increase in such costs of more than ten percent (10%) has occurred over a period of twelve (12) months preceding such adjustment.

4	Delivery Terms of Product for Clinical Use and Cancellation of Orders

4.1	Delivery Terms

4.1.1	Delivery Terms

BI shall (a) deliver to BioCancell or, (b) as requested by BioCancell reasonably in advance, store the Product in accordance with the agreed upon schedule, at the agreed Project Fee price (e.g. price set forth in the Project Plan). Delivery of Product by BI shall be made "ex works" (EXW) Facility, as that term is defined in Incoterms 2010 ICC Rules for the Use of Domestic and International Trade Terms, ICC Publication No. 715EF). BI shall package and arrange for shipment of Product to the delivery address specified by BioCancell, all in accordance with the (i) QA; and (ii) any additional instructions of BioCancell according to Appendix 7, provided that BioCancell shall hold harmless and indemnify BI from any damages or third party claims arising out of such arrangements for shipment of Product in accordance with any additional instructions provided by BioCancell. Each shipment of cGMP Product will include a Certificate of Analysis, a Confirmation of Compliance and such other documentation as provided for under the QA and as reasonably required to meet all applicable statutory and regulatory requirements for EXW delivery. Delivery of the Product shall be subject to quality and other provisions set forth in the QA. The Parties shall cooperate reasonably to obtain all customs licenses or permits necessary to have the Product transported to BioCancell (the evaluation of which customs licenses or permits required shall be performed by BioCancell). BioCancell is responsible for export control compliance.

4.1.2	Examination for Defects

BioCancell shall diligently examine all Product delivered under this Agreement as soon as practicable after receipt. Notice of all claims arising out of or relating to Obvious Defects shall be given in writing to BI within fifteen (15) calendar days after the date of delivery, otherwise, such Product shall be considered free of any Obvious Defects as between BI and BioCancell. Notwithstanding the foregoing, BioCancell shall make a defective Product available for inspection and shall comply with the requirements of any insurance policy covering the Product and BI shall offer BioCancell commercially reasonable assistance, at the cost and expense of BioCancell, in pursuing any claims arising out of the transportation of the Product.

BioCancell shall have six (6) months from the date of delivery of the Product in order to evaluate the Product and accept or reject such delivery for Latent Defects.

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If BioCancell determines within such period after reviewing the relevant documentation and performing reasonable testing that any Batch/ Product does not meet the Specifications and BI or the testing laboratory according to Section 4.1.3 agrees with BioCancell’s assessment, or if a Batch/ Product is determined by BI to be unsuitable for release (hereinafter a “Non-Conforming Batch/Product”), BI shall replace such Non-Conforming Batch/ Product with a conforming Batch/ Product, and BioCancell is required to accept such conforming Batch/ Product. BioCancell may, at its sole discretion, either (a) request that such replacement be done at BI’s cost and expense, including the costs of materials used in the manufacture of such Batch, or (b) withhold payment for the relevant Non-Conforming Batch/ Product, in which case BI shall first issue a credit note for the invoice corresponding to such Non-Conforming Batch/ Product, including the costs of materials used in the manufacture of such Batch/ Product, and later issue a new invoice at the time of delivery of the replacement Batch/ Product, or (c) provided that BioCancell has already pre-paid a certain amount for the Non-Conforming Batch/ Product to BI and BI’s replacement of such Batch/ Product as set forth in this Section 4.1.2 takes longer than [***] months from confirmation of a Non-Conforming Batch/ Product BioCancell may request from BI to refund the respective amount of BioCancell’s pre-payment. BI shall start the applicable replacement work as soon as reasonably practicable, such that the next available manufacturing slot shall be used by BI to produce the replacement Batch/ Product. In any event the production of the replacement Batch/ Product shall start within [***] months after BioCancell’s notification of the defect. After receipt of the replacement Batch/ Product, BioCancell shall destroy all defective Batch/ Product and provide BI with written confirmation of such destruction.

4.1.3	Retesting of Samples; Dispute related to (alleged) defects

In the event BioCancell rejects the Batch/ Product for Obvious or Latent Defects, BI shall have the right to sample and retest the Product, which shall be done as soon as practicable. In the event of a discrepancy between BioCancell’s and BI’s test results such that one Party’s results fall within the Specifications and the other Party’s test results fall outside the Specifications, or there exists a dispute over whether such failure is due (in whole or in part) to acts or omissions of BioCancell or any third party after delivery, the Parties shall cause a testing laboratory agreeable to both Parties (original cost split 50:50) to perform comparative tests and/or analyses on samples of the alleged defective Product. The testing laboratory’s results shall be in writing and shall be final and binding save for manifest error on the face of its report. Unless otherwise agreed to by the Parties in writing, the costs associated with such testing and review shall be borne by the Party against whom the testing laboratory result finally rules and such Party shall reimburse to the other Party the costs advanced to the laboratory pursuant to the foregoing cost split. The testing laboratory shall be required to enter into written undertakings of confidentiality no less burdensome than set forth or referred to by this Agreement.

The Parties agree that during the resolution of any dispute related to an alleged defect of a Batch/ Product, BI shall, irrespective of the final allocation of the cost for the replacement of such alleged defective Batch/ Product, supply any replacement of such alleged defective Batch/ Product requested by BioCancell or credit BioCancell for such replacement Batch/ Product as appropriate in accordance with the provisions of 4.1.2.

4.2	Cancellation / Postponement of Order

If BioCancell at any time and for any reason cancels or postpones the manufacture of any Batches set forth in the Project Plan for the manufacture of Product at the 200 L fermentation scale less than [***] months prior to the start of the fermentation (breaking of cell bank vial), BioCancell shall pay the following percentages of the Project Fees for such specific Batches, as further stipulated in the table below, unless, (i) such cancellation or postponement is due to BI’s material breach of this Agreement, or (ii) a case of Force Majeure, or (iii) the Steering Committee unanimously agrees that the cancellation or postponement is due to a technical or scientific reason. BioCancell acknowledges that the partial postponement or cancellation of Batches in a campaign may affect the Project Fees for the remaining Batches.

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Payment in case of cancellation or postponement of the manufacture of any Batches by BioCancell:

Time from notification of BioCancell until beginning of scheduled manufacture of a Batch (start of the fermentation)	Cancellation by BioCancell for reasons set forth in Section 10.2.2 (i) (scientific (i.e. clinical failure) reasons)	Cancellation by BioCancell for reasons other than as set forth in Section 10.2.2	Postponement by BioCancell

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

In any event, BI shall use its commercially reasonable efforts to use the capacity resulting from the cancellation or postponement of the manufacture of any Batches and to mitigate any losses that may incur from such cancellation or postponement, including for the avoidance of doubt, the reapplication of Raw Materials and equipment, if possible.

In the event BI is able to sell to any third-party customer the capacity formerly reserved for BioCancell, BI shall provide financial information of such mitigation efforts to BioCancell. The amounts paid to BI for such capacity sold to such third-party shall be deducted from the amounts due to BI pursuant to this Section 4.2.

5	Use of Project Data; Record Keeping

5.1	Project Data

a.	BI shall supply BioCancell with all documents, data, results, files and information as required under the QA and as may be reasonably requested by BioCancell to comply with any request of any applicable regulatory body or to comply with such regulatory body’s requirement, including, but not limited to, those related to a IND, IMPD, NDA or CTD; and

b.	BI shall prepare the draft chemistry, manufacturing and controls section of any regulatory filing supporting the clinical development of the Product for the Health Authorities in the United States and the European Union according to the QA. BioCancell shall review, finalize and approve the chemistry, manufacturing and controls section of any regulatory filing drafted by BI. BI shall timely perform reviews of the chemistry, manufacturing and controls section of any such regulatory filing for accuracy of content of such section prior to filing by BioCancell with the relevant Health Authorities and other regulatory authorities.

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c.	Without derogating from the aforesaid, BI shall provide BioCancell with physical access to any and all Product-related documents on-site at BI at mutually agreed times and with copies of the following Product-specific documents for each Batch of MCB/WCB and Product:

•	COA
•	COC
•	Executed Batch Production Records
•	Batch genealogy (if applicable)
•	Summary report of all Product-related deviations (Minor Deviations, Major Deviations, Planned Deviations, Unplanned Deviations) including confirmed OOS investigations, as applicable, and all other reports required under the QA.

BI shall provide BioCancell and its designee with a letter of authorization, in a form acceptable to BioCancell, permitting BioCancell, its designees, the FDA and other regulatory authorities to review and make reference to the Site Master File and/or Drug Master File (Type V) of BI.

BI shall maintain all original documents and data related to this Agreement and the Project for at least ten (10) years after Manufacturer´s Release of a Batch. After such ten (10) year period BioCancell shall decide and notify BI in writing whether BI shall (a) provide documentation to BioCancell for further storage or (b) destroy such documentation.

d.	The provisions of this Section 5 shall survive the termination or expiration of this Agreement for a period of three (3) years or such longer period required pursuant to applicable law.

5.2	Record Keeping and Reporting Requirements of BI

a.	BI shall prepare and keep comprehensive and complete documents, data, results, files and information regarding the Services it provides to BioCancell, including, but not limited to, those related to a IND, IMPD, NDA or CTD, and the manufacture and supply of the Product and the performance of its other obligations hereunder. Such documentation shall be prepared and kept in accordance with the cGMP and the requirements of the relevant Health Authorities, including the FDA and the EMA. The documentation and records shall include, but shall not be limited to the data required by BioCancell for the submission of drug registration applications, those required in order to assure compliance with all applicable national and local environmental laws, as well as all other documentation and records that may be reasonably required.

b.	Upon the request of BioCancell, BI shall provide it with copies of the documents, data, results, files and information specified in the QA or prepared or kept in accordance with this Agreement regarding the Product.

6	Representations, Warranties and Indemnification

6.1	Mutual Representations, Warranties and Covenants

Each Party hereby represents and warrants to the other Party as follows:

a.	it is a corporation duly organized and validly existing under the laws of the state or other jurisdiction of incorporation or formation; and

b.	the execution, delivery and performance of this Agreement by such Party has been duly authorized by all requisite corporate action; and

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c.	it has full corporate authority to enter into this Agreement and the Agreement is binding upon it in accordance with its terms.

6.2	BioCancell Warranties

BioCancell hereby represents and warrants that:

a.	BioCancell is the owner or has the right to provide the BioCancell Deliverables, the BioCancell Background IP and all BioCancell Confidential Information under this Agreement and that to the best of its knowledge, at the Effective Date, there are no third party rights that will affect supply thereof to BI and/or its Affiliated Companies; and

b.	to the best of its knowledge, at the Effective Date, the BioCancell Deliverables, the BioCancell Background IP, and the BioCancell Confidential Information and their use by BI and/or its Affiliated Companies do not infringe the Intellectual Property Rights of any third party and BioCancell will promptly notify BI in writing should BioCancell become aware of any claims asserting such infringement; and

c.	BioCancell is not aware of any special or unusual hazards involved in handling the BioCancell Deliverables and/or Product of which BioCancell has failed to inform BI and that it will inform BI immediately of any changes related thereto after the date of execution of this Agreement; and

d.	BioCancell has the right to grant BI the licenses stipulated under this Agreement; and

e.	all BioCancell Deliverables are fit for use in a multi-purpose manufacturing facility, i.e. are free of adventitious agents (such as bacteriophage); and

f.	it shall use the Product or documents provided by BI under this Agreement in clinical studies and for regulatory purposes, only.

6.3	BI Warranties

BI hereby represents and warrants that:

a.	BI is entitled to use the Facility for the purposes set forth in this Agreement; and

b.	BI at the Effective Date is not aware of any special or unusual hazards that would arise as a result of its carrying out of the Project as planned and BI will promptly notify BioCancell in writing should BI become aware of any such hazards; and

c.	BI has not been debarred, nor is it subject to a pending debarment, and to the best of its knowledge, that it will not use in any capacity in connection with the services under this Agreement any person, who has been debarred pursuant to section 306 of the FDCA, 21 U.S.C. § 335a, or who is the subject of a conviction described in such section. BI agrees to notify BioCancell in writing immediately if it comes to its knowledge that BI or any person who is performing Services is debarred or is the subject of a conviction described in section 306, or if any action, suit, claim, investigation, or proceeding is pending, or to BI’s knowledge, is threatened, relating to the debarment or conviction of BI or any person performing services under this Agreement; and

d.	BI is the owner or has the right to provide and/or disclose, as applicable, the BI Background IP, including the pDNA Technology, the Site Master File and/or Drug Master File (Type V) and all BI Confidential Information under this Agreement and that to the best of its knowledge, at the Effective Date, the BI Background IP, including the pDNA Technology, and the Site Master File and/or Drug Master File (Type V) do not infringe the Intellectual Property Rights of any third party and BI will promptly notify BioCancell in writing should it become aware of any claims asserting such infringement; and

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e.	To the best of its knowledge, (i) as of the Effective Date and (ii) as of the commencement of each clinical trial being undertaken by BioCancell (subject to BioCancell providing BI with at least thirty (30) days prior written notice of such commencement), the use of Product supplied by BI for use in clinical trials in the Territory will not infringe the Intellectual Property Rights of any third party, provided that the BioCancell Confidential Information and/or all BioCancell Deliverables provided to BI do not infringe any third party Intellectual Property Rights and the use of Product is not subject to third party rights which are unrelated to the manufacture of Product or to the pDNA Technology. The aforesaid shall not be considered a representation by BI that the application or combination of any BI Background IP with the BioCancell Deliverables will not infringe any third party rights where the Background IP, standing alone, would not have infringed such third party rights; and

f.	BI will not introduce into the Manufacturing Process any technology that would infringe, during BI’s performance of the Services or during the license period of a license granted to BioCancell pursuant to Section 10.3.8, any third party rights in the European Union or the United States; and

g.	BI will not make any use of the BioCancell Deliverables, the BioCancell Background IP, and the BioCancell Confidential Information except as specifically provided for in this Agreement; and

h.	the Product: (i) will conform to the Specifications on the date of Manufacturer’s Release, (ii) will be manufactured in accordance with and in compliance with the QA, including cGMP, and (iii) will be transferred to BioCancell free and clear of any security interests, liens or encumbrances; and

i.	it will perform its obligations hereunder in a professional and workmanlike manner and in compliance with cGMP (if applicable) and it will obtain, maintain and comply with all licenses and permits of the Health Authorities and other relevant regulatory authorities required in connection with the provision of Services hereunder and the manufacture of the Product; and

j.	it will be responsible to ensure the compliance with this Agreement by BI RCV, BIP and other permitted sub-contractors, will be responsible and liable to BioCancell for the acts and omissions of BI RCV, BIP and its other permitted sub-contractors and these representations and warranties apply to BI RCV, BIP and BI's other permitted sub-contractors.

For avoidance of doubt, all BI liability or indemnification obligations that might result from the representations and warranties under this Section 6.3 are always subject to the limitations set forth in Section 7 of this Agreement.

6.4	Disclaimer of Warranties

EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO ANY INTELLECTUAL PROPERTY, TECHNOLOGY, RIGHTS, RESULTS OF THE PROJECT, THE BIOCANCELL DELIVERABLES OR BI DELIVERABLES OR OTHER SUBJECT MATTER OF THIS AGREEMENT OR THAT THE PROJECT WILL RESULT IN A COMMERCIALLY VIABLE PROCESS, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

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7	Liability, Indemnification, Limitations and Insurance

7.1	General

BI does not know or control how BioCancell intends to use the Product or other results derived under this Agreement in clinical studies. BI understands and accepts that the Products manufactured under this Agreement will be used by BioCancell in connection with clinical studies and for regulatory purposes.

7.2	Disclaimer of Consequential Damages

EXCEPT FOR CASES OF WILFUL MISCONDUCT OF EITHER PARTYAND SUCH CASES WHERE A LIMITATION OF LIABILITY AND/OR A LIMITATION OF INDEMNIFICATION OBLIGATIONS IS NOT POSSIBLE UNDER APPLICABLE LAW FOR WHICH CASES THERE SHALL BE NO LIMITATION OF LIABILITY AS WELL AS NO LIMITATION OF ANY INDEMNIFICATION OBLIGATION, IN NO EVENT, EITHER DIRECTLY OR BY WAY OF INDEMNIFICATION, SHALL A PARTY BE LIABLE TO THE OTHER PARTY FOR ANY INCIDENTAL, INDIRECT, EXEMPLARY, SPECIAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, IRRESPECTIVE OF THE THEORY OF LIABILITY, ARISING FROM OR RELATED TO BREACH OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, ANY CLAIMS FOR DAMAGES BY THIRD PARTIES, CLAIMS FOR DAMAGES BASED UPON LOST PROFITS FOR SALES TO THIRD PARTIES, LOSS OF REPUTATION OR LOSS OF GOOD WILL, EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES.

7.3	Liability between the Parties and Indemnification obligations of the Parties

a.	Of BI

Subject to the limitations set forth in Section 7.2 and Section 7.5, BI shall be liable for and indemnify and hold BioCancell and its Representatives harmless

-	for any losses, damages, costs or expenses including without limitation, reasonable attorney’s fees of any nature (“Losses”) incurred or suffered directly by BioCancell or its Representatives; and

-	from and against any third party claims

to the extent such Losses and third party claims arise from

(i)	BioCancell's or its Affiliated Companies’ use of the BI Background IP and/or BI Confidential Information, and/or reference to the Site Master File and/or Drug Master File (Type V) in BioCancell’s regulatory submissions in accordance with this Agreement; and/or

(ii)	BI's breach of its representations and warranties given under this Agreement, and/or

(iii)	BI’s negligence in the performance of its obligations under this Agreement and/or BI’s material breach with its obligations under this Agreement, and/or

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(iv)	BI's breach or non-compliance with the requirements of any laws and regulations applicable to a biopharmaceutical company operating in Austria and Germany.

Notwithstanding the foregoing, BI shall not be liable or have an indemnification obligation hereunder to the extent such third party claims and Losses result from

aa.	BioCancell's breach of its representations and warranties given under this Agreement; and/or

bb.	BioCancell’s negligence in the performance of its obligations under this Agreement and/or BioCancell’s material breach of its obligations under this Agreement; and/or

cc.	BioCancell's or its Affiliated Companies’ use of the BI Background IP and/or BI Confidential Information and/or reference to the Site Master File and/or Drug Master File (Type V) in BioCancell’s regulatory submissions not in accordance with this Agreement.

b.	Of BioCancell

Subject to the limitations set forth in Section 7.2, BioCancell shall be liable for and indemnify and hold BI and its Representatives harmless

-	for any Losses incurred or suffered directly by BI or its Representatives; and

-	from and against any third party claims

to the extent such Losses and third party claims are arising from

(i)	BI’s and/or its Affiliated Companies’ use of BioCancell Deliverables and/or the BioCancell Background IP and/or BioCancell Confidential Information, in accordance with this Agreement; and/or

(ii)	BioCancell's breach of its representations and warranties given under this Agreement; and/or

(iii)	BioCancell’s negligence in the performance of its obligations under this Agreement and/or BioCancell’s material breach of its obligations under this Agreement; and/or

(iv)	BioCancell’s use of the BI Deliverables and/or the Product in humans; and/or

(v)	BioCancell's or its Affiliated Companies’ use of the BI Background IP and/or BI Confidential Information and/or reference to the Site Master File and/or Drug Master File (Type V) in breach of this Agreement; and/or

(vi)	BioCancell's breach or non-compliance with the requirements of any laws and regulations applicable to a marketing authorization holder of the Product.

Notwithstanding the foregoing, BioCancell shall not be liable or have an indemnification obligation hereunder if and to the extent such third party claims and Losses result from

aa.	BI's breach of its representations and warranties given under this Agreement, and/or

bb.	BI’s negligence in the performance of its obligations under this Agreement and/or BI’s material breach with its obligations under this Agreement; and/or.

cc.	BI's breach or non-compliance with the requirements of any applicable laws and regulations.

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7.4	Indemnification Procedure

To be eligible to be indemnified under Section 7.3 , the Party having a right to be indemnified (“Indemnitee”) shall provide the indemnifying Party (“Indemnitor”) with prompt notice of the third party claim giving rise to the indemnification obligation pursuant to Section 7.3. and the exclusive ability to defend (with the reasonable cooperation of the Indemnitee) or settle any such claim; provided, however, that the Indemnitor shall not enter into any settlement that admits fault, wrongdoing or damages without the Intemnitee’s written consent, such consent not to be unreasonably withheld or delayed. The Indemnitee shall have the right to participate, at its own expense and with counsel of its choice, in the defense of any claim or suit that has been assumed by the Indemnitor. The Indemnitee shall (i) fully cooperate with the Indemnitor in connection with the defense or settlement of the relevant claim; and (ii) not make any admission or settlement in connection with the relevant claim without the prior approval of the Indemitor.

7.5	Limitation of BI’s Liability and Indemnification Obligations

WITH THE EXCEPTION OF WILFUL MISCONDUCT OF BI AND SUCH CASES WHERE A LIMITATION OF LIABILITY AND/OR A LIMITATION OF INDEMNIFICATION OBLIGATIONS IS NOT POSSIBLE UNDER APPLICABLE LAW, FOR WHICH CASES THERE SHALL BE NO LIMITATION OF LIABILITY OR INDEMNIFICATON OBLIGATIONS, ANY AND ALL LIABILITY AND/OR INDEMNIFICATION OBLIGATIONS OF BI UNDER THIS AGREEMENT SHALL BE SUBJECT TO THE FOLLOWING:

-	IN CASES OF NEGLIGENCE OR BREACH OF CONTRACT, EXCEPT BREACH OF SECTIONS 6.3 (d) or (e) , BI'S LIABILITY AND/OR INDEMNIFICATION OBLIGATIONS SHALL BE LIMITED TO THE GREATER OF [***].

-	IN CASES OF PERSONAL INJURY, BI'S LIABILITY AND/OR INDEMNIFICATION OBLIGATIONS SHALL BE LIMITED TO THE GREATER OF [***].

-	IN CASES OF BREACH OF SECTION 6.3 (d) or (e), BI'S LIABILITY AND/OR INDEMNIFICATION OBLIGATIONS SHALL BE LIMITED TO THE GREATER OF [***].

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For purposes of this Section 7.5, the [***] shall mean:

[***] during the applicable Contract Year, the previous Contract Year and the subsequent Contract Year [***].

Notwithstanding the aforesaid:

During the first Calendar Year, [***] shall mean the [***] during the first and second Contract Years [***]; and

During the final Calendar Year, [***] shall mean the [***] during each of the final Contract Year, and the previous two (2) Contracts Years [***].

For purposes of this Section 7.5, "Contract Year" shall mean the calendar year from January to December”.

7.6	Insurance

BioCancell and BI shall each obtain and/or maintain during the term of this Agreement and for a period of five (5) years thereafter, liability insurance in amounts which are reasonable and customary in the biopharmaceutical industry for the respective activities (i.e. BI as contract manufacturing organisation and BioCancell as sponsor/pharmaceutical company), but no less than US $ 10 Million in the aggregate, and such liability insurance shall insure against all mandatory liability, including liability for personal injury, physical injury and property damage. BI shall have the right to self-insure at any time if (i) BI self-insures similar agreements with third party which provide for the similar extent of services; and (ii) BI's financial stability will allow for such self-insurance. Upon written request, each Party shall provide the other Party with copies of all relevant insurance policies and any changes made thereto.

8	Intellectual Property

8.1	Existing Intellectual Property Rights

BI shall acquire no rights, title or interest whatsoever in or to any of the BioCancell Background IP, including, but not limited to, the BioCancell Deliverables, and the Product, except as specifically provided for in this Agreement, and BioCancell shall remain at all times the exclusive owner of such Background IP.

BioCancell shall acquire no rights, title or interest whatsoever in or to any of BI Background IP, including, but not limited to the pDNA Technology, except as specifically provided for in this Agreement, and BI shall remain at all times the exclusive owner of such BI Background IP .

8.2	New Intellectual Property, Project Results and Licenses

8.2.1	BioCancell

BioCancell shall have the exclusive ownership of all Intellectual Property Rights and other proprietary rights in any Improvements that are solely and directly related to the BioCancell Background IP, including the BioCancell Deliverables (unless such BioCancell Deliverables, other than copyrights, are in the public domain), and/or the Product, (collectively, “BioCancell Improvements”) deriving from this Agreement. BioCancell shall control patent prosecution and maintenance thereof. BI agrees, for no additional consideration, to assign and hereby assigns to BioCancell all right title and interest it may have in any BioCancell Improvements. BI shall provide reasonable assistance to BioCancell for any action which may be necessary to assign or otherwise transfer any such rights to BioCancell Improvements contemplated by this Section 8.2.1. BI shall notify BioCancell within thirty (30) calendar days of becoming aware of such BioCancell Improvements.

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In addition, any compensation that may be due to an inventor of any BioCancell Improvements who is an employee, consultant or agent of BI under the provisions of applicable labor or other applicable laws shall be paid by BI and BI shall not be entitled to any additional compensation from BioCancell in this regard.

BI shall provide BioCancell with access to all relevant research documents, data and lab notebooks related to the BioCancell Improvements in order to enable BioCancell to prepare and defend patent applications related to the BioCancell Improvements. BI shall provide BioCancell reasonable access to its employees, consultants and agents who were involved in the provision of Services hereunder and shall cause such employees, consultants and agents to assist BioCancell with the preparation and defense of patent applications related to the BioCancell Improvements. BioCancell shall reimburse BI for its direct costs associated with such support (work time, travel costs, etc.).

8.2.2	BI

BI shall have the exclusive ownership of all Intellectual Property Rights and other proprietary rights in any Improvements that are solely and directly related to the BI Background IP, including the pDNA Technology (unless the aforesaid, other than copyrights, are in the public domain) (collectively, “BI Improvements”) deriving from this Agreement. BI shall control patent prosecution and maintenance thereof. BioCancell agrees to assign and hereby assigns to BI all right, title and interest it may have in any BI Improvements. BioCancell shall provide reasonable assistance to BI for any action which may be necessary to assign or otherwise transfer such rights to BI Improvements contemplated by this Section 8.2.2.

8.2.3	Other IP generated under the Agreement

Any other Intellectual Property Rights generated under the terms of this Agreement, including, but not limited to the Manufacturing Process, shall belong to BI and Section 8.2.2 shall apply accordingly, unless such Intellectual Property Rights are not applicable to any other biopharmaceutical product than the Product. The latter shall belong to BioCancell, and Section 8.2.1 shall apply accordingly.

8.2.4	License

BioCancell hereby grants to BI during the term of this Agreement and BI hereby accepts for the purpose of pursuing the Project a non-exclusive, non-sublicensable (except to BI’s Affiliated Companies and subcontractors of BI pursuant to Section 11.8), royalty-free, license to use the BioCancell Background IP and the BioCancell Improvements for the sole purpose to develop the Manufacturing Process, and for the manufacturing of the Product for clinical purposes in accordance with this Agreement.

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9	Confidentiality

9.1	During the term hereof and for a period of ten (10) years after termination or expiration of this Agreement, Receiving Party agrees to hold all Confidential Information disclosed to it or its Affiliated Companies by the Disclosing Party or its Affiliated Companies in strict confidence and to use such Confidential Information only in connection with the performance of its obligations under this Agreement, as contemplated by or as permitted under this Agreement. Receiving Party shall not use the Disclosing Party’s Confidential Information for any purpose other than as permitted in the preceding sentence, reproduce such Confidential Information, or disclose such Confidential Information to any third party, without prior approval of Disclosing Party. Receiving Party agrees to protect Disclosing Party’s Confidential Information with at least the same degree of care as it normally exercises to protect its own proprietary information of a similar nature, but in any case using no less than a reasonable degree of care. Receiving Party shall take all appropriate steps to ensure that all of its or its Affiliated Companies’ employees and consultants receive Disclosing Party’s Confidential Information only on a need to know basis, within the scope of this Agreement, and then, only if such persons are bound by obligations of confidentiality and non-use substantially similar to those under this Agreement. For purposes of clarity, the Specifications shall be deemed BioCancell’s Confidential Information and proprietary to BioCancell.

9.2	The restrictions of this Agreement regarding Confidential Information of the other Party shall not apply to such Confidential Information which: (a) was known to Receiving Party or its Affiliated Companies prior to receipt hereunder as evidenced by written records; (b) at the time of disclosure by Disclosing Party was generally available to the public, or which after disclosure hereunder becomes generally available to the public through no fault attributable to Receiving Party or its Affiliated Companies; (c) is hereafter made available to Receiving Party or its Affiliated Companies for use or disclosure by Receiving Party or its Affiliated Companies from any third party having a right do so; or (d) is independently developed by Receiving Party or its Affiliated Companies without the use of the Disclosing Party’s Confidential Information as evidenced by written records. Further, subject to Receiving Party providing Disclosing Party with reasonable advance notice (to the extent possible and permitted by law) and the opportunity to challenge, limit or seek a protective order for such disclosure, Receiving Party and/or its Affiliated Companies may make such limited disclosure as is required by mandatory law. Receiving Party shall provide Disclosing Party with reasonable assistance in any challenge undertaken by Disclosing Party.

9.3	Subject to any right to continued use as provided herein (such as, but not limited to, license rights), upon Disclosing Party’s written request, Receiving Party agrees to, at Receiving Party’s discretion, either deliver to Disclosing Party or destroy all written materials embodying the Confidential Information of the Disclosing Party and/or its Affiliated Companies and all materials that constitute such Confidential Information, which are in the possession or under the control of Receiving Party or its Affiliated Companies, in each case subject to the last sentence of this Section. In the event that Receiving Party elects to destroy the materials, upon destruction of such materials, Receiving Party will issue to Disclosing Party a certificate of destruction as proof of compliance with Disclosing Party’s request. Receiving Party further agrees not to retain any copies, notes or compilations of any written materials pertaining to the Confidential Information received from Disclosing Party or its Affiliated Companies, save that Receiving Party may retain one (1) copy of documentary Confidential Information for the sole purpose of monitoring its compliance with this Agreement.

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9.4	In the event that either Party is required to file this Agreement with Health Authorities or other government agencies (e.g. under Israeli Securities Authority rules), that Party shall seek confidential treatment of sensitive information of the Disclosing Party (in particular, but not limited to trade secrets, confidential commercial or financial information). The Party required to make the submission will give reasonable advance notice to the Disclosing Party of such disclosure requirement in order to enable the Disclosing Party to comment on such submission, and shall use reasonable efforts to incorporate the Disclosing Party’s comments in order to secure a protective order or confidential treatment of any Confidential Information required to be disclosed.

9.5	BI acknowledges that BioCancell is a public company and that BioCancell may be required to issue press releases or public announcements with respect to this Agreement and the transactions contemplated hereunder. Unless mandatory applicable laws require an immediate public announcement, neither Party shall issue any press release or other public announcement with respect to such transactions without the other Party's written consent, such consent not to be unreasonably withheld.

10	Term and Termination

10.1	Term

This Agreement shall take effect as of the Effective Date and shall expire upon completion of the Services, unless terminated earlier in accordance with this Agreement.

10.2	Termination of this Agreement

10.2.1	Termination for convenience

This Agreement may be terminated by BioCancell upon the provision of six (6) months prior written notice to BI and by BI upon provision of twenty-four (24) months prior written notice to BioCancell. BI's provision of a termination notice in accordance with the provisions of this Section 10.2.1, shall not derogate from the rights of BioCancell to subsequently terminate this Agreement in accordance with the provisions of this Section 10.2.1.

10.2.2	Termination for scientific or technical reasons

If it is apparent at any stage of the Project that it will not be possible to carry out the Project for (i) scientific (i.e. clinical failure) or (ii) process related technical reasons (e.g. scale-up of the Manufacturing Process), and the Parties cannot agree in a timely fashion on a change to the Project Plan to overcome this issue, BioCancell or in case (ii) above also BI may terminate this Agreement upon thirty (30) calendar days prior written notice to the other Party.

10.2.3	Termination for business reasons

If it is apparent to BioCancell at any stage of the Project that it will not be possible to carry out the Project for business reasons, BioCancell may terminate this Agreement upon the provision of ninety (90) calendar days prior written notice.

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10.2.4	Termination of this Agreement for material breach

This Agreement may be terminated with immediate effect by written notice by either Party, if the other Party breaches this Agreement in any material manner and shall have failed to remedy such default within one-hundred and eighty (180) calendar days (in case of a failed Batch, the timelines are subject to Section 4.1.2) after written notice thereof from the terminating Party. For the purpose of clarity, the manufacture of three (3) Non-Conforming Batches of Product in a year by BI under this Agreement shall also be considered a material breach of this Agreement by BI.

10.2.5	Termination for bankruptcy

This Agreement may be terminated with immediate effect by written notice by either Party, if the other Party is not able to repeatedly fulfill its payment obligations towards its debtors, declares bankruptcy, is declared or adjudicated bankrupt, by voluntary or involuntary action goes into liquidation, or dissolves or files a petition for bankruptcy or suspension of payments, or enters into a procedure of winding up or dissolution that is not dismissed within forty-five (45) calendar days, or a trustee in bankruptcy or receiver or other equivalent entity is appointed for the other Party’s property or estate.

10.2.6	Termination due to Change of Control

This Agreement may be terminated with immediate effect by either Party upon written notice to the other Party, if either Party undergoes a Change of Control by being taken over by a Direct Competitor of the other Party. Pursuant to the aforesaid, either Party may exercise such right to terminate the Agreement under this Section 10.2.5 no later than two (2) months after the notification of the applicable Change of Control. A party undergoing a Change of Control shall notify the other Party of the same.

10.2.7	Termination due to Force Majeure

This Agreement may be terminated by BioCancell upon the provision of written notice to BI in accordance with the provisions of Section 11.

10.3	Effect of Termination

Upon termination or expiration of this Agreement:

10.3.1	Each party shall promptly return to the other all Confidential Information of the Disclosing Party then in its possession or under the Receiving Party’s control, or, at the Disclosing Party’s request, destroy and thereafter confirm the destruction of such Confidential Information.

10.3.2	If requested by BioCancell, and BI is able to do so, BI shall complete the production of all in-process Batches which shall be completed and delivered in accordance with the provisions of this Agreement and the QA.

10.3.3	Subject to the provision of Section 10.3.2 and BioCancell´s full payment of all outstanding Project Fees for Services performed by BI up to and until the effect of termination, all other Raw Materials and work-in-process shall be delivered to BioCancell by BI "ex works" (EXW) Facility, as that term is defined in Incoterms 2010, ICC Rules for the Use of Domestic and International Trade Terms, ICC Publication No. 715EF).

10.3.4	BI shall, at BioCancell’s expense, transfer to BioCancell or its nominees, all relevant Product-related cGMP documents, data, results, files and information related to this Agreement, in accordance with the QA, including, but not limited to those related to a IND, IMPD, NDA or CTD, within ninety (90) days after settlement of all material outstanding payments. Notwithstanding the foregoing, in the event of a material breach by BioCancell of its Intellectual Property Rights related obligations including but not limited to Sections 6.2, 8 and 9, BI shall provide to BioCancell only such documentation and data required for regulatory purposes.

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10.3.5	(A) Subject to Sections 10.3.5 (B), 10.3.8, 10.3.9, 10.3.10, and 10.3.11, the amounts due to BI from BioCancell shall be limited to:

(i)	all Project Fees outstanding for Services performed by BI up to and until the effect of termination calculated on a pro-rata basis, and

(ii)	all non-cancellable expenses reasonably incurred by BI in accordance with the terms and conditions of this Agreement prior to receipt of such termination notice in respect of the purchase of supplies including but not limited to Raw Materials and/or Product-dedicated equipment for use in manufacturing of the Product; and

(iii)	all cancellation costs for scheduled Batches pursuant to and subject to Section 4.2; and (iv) wind-down costs for [***] months, not to exceed a total of [***].

BI shall use its commercially reasonable efforts to mitigate all fees due under this Section and provide financial information of such mitigation efforts to BioCancell. The amounts paid to BI for such capacity sold to such third-party shall be deducted from the amounts due to BI pursuant to this Section.

(B)       For the avoidance of doubt, in the event of termination by BI pursuant to Section 10.2.1 (BI termination for convenience) the Parties shall continue to perform the Services in accordance with the Project Plan, and BioCancell has not provided a subsequent notice of termination as provided for in Section 10.2.1, BioCancell shall pay to BI only the respective fees for such Services, i.e. for the period of [***] months after BioCancell’s receipt of written notice.

10.3.6	For a period of one hundred eighty (180) calendar days following termination for any reason and upon the provision of at least sixty (60) calendar days prior written notice, BioCancell shall have the right to purchase for one (1) Euro, take possession of, and remove from the Facility the Product Dedicated Equipment, to the extent such Product Dedicated Equipment, all Project Fees outstanding and due up to and until the effect of termination and cancellation cost pursuant to Section 4.2 or Section 10.3.11, as applicable, have been paid for by BioCancell, as applicable, and in accordance with the terms and conditions of this Section 10.

10.3.7	Storage of Product/ Materials

BI’s responsibility to keep and store the Product (if any) and/or any materials received or generated under this Agreement shall terminate six (6) months after expiration or termination of this Agreement.

10.3.8	Unless this Agreement was terminated by BI pursuant to Sections 10.2.4, 10.2.5 or 10.2.6 due to a material breach by BioCancell, the bankruptcy of BioCancell or a Change of Control of BioCancell, or pursuant to Section 10.2.2 for scientific or technical reasons, BI shall provide BioCancell with a license to the BI Background IP and the BI Improvements in accordance with the provisions of the pDNA License Agreement to be attached hereto as Appendix 4. Additionally, BioCancell may request for a period of twelve (12) month after termination, that BI assist BioCancell at BioCancell’s cost and expense with the transfer of the then current Manufacturing Process with a total capacity of [***].

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10.3.9	In the event of termination by either Party according to Section 10.2.2 (ii) (process related technical reasons) the amounts due to BI from BioCancell shall be limited to:

(i)	all Project Fees outstanding for Services performed by BI up to and until the effect of termination calculated on a pro-rata basis; and

(ii)	wind-down costs for up to [***] months, not to exceed a total [***].

BI shall not be entitled to charge any additional non-cancellable expenses.

10.3.10	In the event of termination by BI according to Section 10.2.6 (Change of Control of BioCancell) or termination by BioCancell according to 10.2.4 (material breach by BI) or according to 10.2.5 (BI bankruptcy), the amount due to BI from BioCancell shall be limited to: all Project Fees outstanding for Services performed by BI up to and until the effect of termination calculated on a pro-rata basis.

In the event of termination by BioCancell according to 10.2.4 (material breach by BI) or according to 10.2.5 (BI bankruptcy), BI shall not be entitled to charge

(a) any additional non-cancellable expenses or (b) any wind-down costs. Further, in the event of termination by BioCancell according to Section 10.2.4 (material breach by BI), transfer of the then current Manufacturing Process pursuant to Section 10.3.8 up to a total [***] shall be rendered by BI to BioCancell free of charge.

10.3.11	In case of a termination by BI according to Section 10.2.4 (material breach by BioCancell), the amounts due to BI from BioCancell shall be limited to:

(i)	all Project Fees outstanding for Services performed by BI through the termination calculated on a pro-rata basis; and

(ii)	all non-cancellable expenses reasonably incurred by BI in accordance with the terms and conditions of this Agreement prior to receipt of such termination in respect of the purchase of supplies including but not limited to Raw Materials and/or Product-specific equipment for use in manufacturing of the Product; and

(iii)	[***] Project Fees for ordered Batches scheduled for manufacture (according to the date of the start of fermentation) within a twelve (12) month period from notice of termination; and

(iv)	wind-down costs for up to [***] months, not to exceed a [***].

In addition, BI shall be free to claim damages and indemnification in accordance with the terms of this Agreement.

10.3.12	Following payment to BI in accordance with the terms and conditions of this Section 10.3 upon the termination of this Agreement, BI shall refund to BioCancell the excess amount, if any, of Project Fees pre-paid by BioCancell to BI in accordance with the Billing Plan calculated against the fees owed by BioCancell to BI under Section 10.3.

10.3.13	Surviving Provisions

As far as not expressly set forth in this Agreement all provisions designed to have effect even after the termination or expiration of this Agreement shall survive the termination or expiration of this Agreement, in particular Sections 1, 5, 6, 7, 8 (other than sub-section 8.2.4), 9, 10 and 11.

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11	Miscellaneous

11.1	Force Majeure

Neither Party shall be in breach of this Agreement if there is any failure of performance under this Agreement (except for payment of any amounts due hereunder) occasioned by any act of God, fire, act of government or state, war, civil commotion, insurrection, embargo, prevention from or hindrance in obtaining energy or other utilities, labor disputes of whatever nature or any other reason beyond the control of either Party; provided, however, that the Party affected shall: (i) give prompt written notice to the other Party of the date of commencement of the force majeure, the nature thereof, and expected duration; and (ii) use commercially reasonable efforts to avoid or remove the force majeure to the extent it is able to do so; and (iii) make up, continue on and complete performance when such cause is removed to the extent it is able to do so. In the event BI’s performance of the Services, due to reasons of force majeure ceases to be provided under this Agreement for more than three (3) months, or more than twelve (12) months in case of an unforeseen supply issue with any Raw Materials, BioCancell shall have the right to terminate this Agreement pursuant to Section 10.2.7., and Sections 10.3.1. through 10.3.8 shall apply.

11.2	Prior Agreements

This Agreement constitutes the entire understanding of the Parties with respect to the subject matters contained herein, superseding all prior oral or written understandings or communications between the Parties, and it may be modified only by a written agreement signed by the Parties. This Agreement supersedes all prior agreements, whether written or oral, with respect to the subject matters contained herein, including the CDA and/or MTA. Exchange of any information, including but not limited to the exchange of Confidential Information (as defined herein) and the performance of any services (including but not limited to the Services) initiated under the MTA shall be performed under the terms of this Agreement only, as of the Effective Date. This Agreement may only be modified or amended in a writing duly executed by both Parties.

11.3	No application of the Parties’ General Terms and Conditions

The Parties acknowledge that due to the internal guidelines, procedures or systems of a Party it might not be avoidable that communication or documents and the like are issued containing a reference to the general terms and conditions of such Party. Moreover, BI acknowledges that BioCancell for such reasons as outlined in the previous sentence might not be able to avoid the issuance of one or more purchase orders (or the like) replicating what was already agreed upon in this Agreement and which due to technical reasons of the system might contain a reference to BioCancell’s general terms and conditions. Therefore, the Parties agree that the general terms and conditions of the Parties shall not apply, even if reference is made thereto in such purchase order (or the like) or any other communication or documents related to this Agreement.

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11.4	Notices

Any notice required or permitted to be given hereunder by either Party shall be in writing and shall be (i) delivered personally, (ii) sent by registered mail, return receipt requested, postage prepaid (iii) delivered by facsimile with immediate confirmation of receipt, or (iv) sent by email (which shall only be deemed received upon confirmation or acknowledgement by the recipient) to the addresses, e-mail recipients or facsimile numbers set forth below:

If to BI:

[***]

[***]

[***]

[***]

Attn: [***]

Fax: [***]

E-Mail: [***]

Copy to:

[***]

[***]

[***]

[***]

Attn.: [***]

Fax: [***]

E-Mail: [***]

If to BioCancell:

1/3 High-Tech VillageGivat Ram

P.O. Box 39264

Jerusalem

9139102 Israel

Attn: Jonathan Burgin

Fax: +972-722-740-864

E-Mail: jonthan.burgin@biocancell.com

Phone: +972-2-548-6555

Mobile: +972-54-774-5445

Copy to:

Rivka Zaibel

CEO

ADRES, Advanced Regulatory Services Ltd.

Golda Meir 3

Ness Ziona

E-Mail: rivkaz@adres.co.il

Phone: +97289319585

Mobile: +972542274003

Fax: +97288539587

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11.5	Dispute Resolution, Applicable Law and Arbitration

11.5.1	Dispute Resolution

Any dispute relating to the validity, performance, construction or interpretation of this Agreement shall first be submitted for resolution to the Steering Committee.

11.5.2	Applicable Law

This Agreement shall be exclusively governed by and construed in accordance with the laws of the State of New York without regard to its conflict of laws provisions. The application of the UN Convention on Contracts for the International Sale of Goods is excluded.

11.5.3	Arbitration

The Parties agree that all disputes, claims or controversies arising out of, relating to, or in connection with this Agreement, including any question regarding its formation, existence, validity, enforceability, performance, interpretation, breach or termination, shall be exclusively and finally settled under the Rules of Arbitration of the International Chamber of Commerce (“ICC”) by one arbitrator appointed in accordance with said rules.

The exclusive place of arbitration shall be Frankfurt am Main, Germany and the proceedings shall be conducted in English language.

The award for arbitration shall be final and binding and may be enforced in any court of competent jurisdiction against BI or BioCancell. Nothing in this Section 11.5.3 shall prevent any Party, before an arbitration has commenced hereunder or any time thereafter during such arbitration proceedings, from seeking conservatory measures and interim measures, including, but not limited to temporary restraining orders or preliminary injunctions, or their equivalent, from any court of competent jurisdiction.

The Parties further agree that

a.	except as may be otherwise required by law, neither Party, its witnesses, or the arbitrator may disclose the existence, content, results of the arbitration hereunder without prior written consent of both Parties; and

b.	neither Party shall be required to give general discovery of documents, but may be required only to produce specific, identified documents, or narrow and specific categories of documents, which are relevant to the case and material to its outcome and reasonably believed to be in the custody, possession or control of the other Party; and

c.	decisions ex aequo et bono or in equity are not permissible.

The costs of the arbitration (including reasonable attorney’s fees and associated costs and expenses) shall be borne by the Parties in proportion to the outcome of the arbitration (taking into account the relative success of the claims and defenses of the Parties), as ordered by the arbitrator(s).

11.6	Waiver

No waiver of any term, provision or condition of this Agreement whether by conduct or otherwise in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such term, provision or condition or of any other term, provision or condition of this Agreement.

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11.7	Severability

If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction or an arbitrator all other provisions shall continue in full force and effect. The Parties hereby agree to attempt to substitute for any invalid or unenforceable provision a valid and enforceable provision which achieves to the greatest extent possible the economic legal and commercial objectives of the invalid or unenforceable provision.

11.8	Assignment / Subcontracting

11.8.1	Assignment

This Agreement shall be binding upon the successors and permitted assigns of the Parties and the name of a Party appearing herein shall be deemed to include the names of its successors and assigns, provided always that, except as provided for herein, neither Party shall assign this Agreement in whole or in part. Notwithstanding the aforesaid, (i) either Party may, without the other Party’s consent but upon the provision of written notice, assign its rights and obligations under this Agreement to any of its Affiliated Companies, or (ii) either Party may, without the other Party’s consent but upon the provision of written notice, assign this Agreement in its entirety to its successor to all or substantially all of its business or assets to which this Agreement relates, unless such successor is either (a) a Direct Competitor or (b) does not have the financial resources to perform such Party’s obligations under this Agreement. In case of an assignment, the assigning Party shall immediately notify the other Party about the intended or executed assignment, as applicable, and the assignee. Any assignment of this Agreement that is not in conformance with this Section 11.8 shall be null, void and of no legal effect.

11.9	Subcontracting

BI shall be permitted to subcontract portions of the Services to third parties subject to the prior written approval of BioCancell, not to be unreasonably withheld or delayed; provided that BI shall ensure compliance by and remain liable towards BioCancell for such subcontractors’ performance or non-performance of the Services under this Agreement or breach hereof. BioCancell acknowledges and agrees that BI may subcontract all Services and/or parts thereof to BI RCV and/or BIP, as well as specific Services to third parties performing quality control services in accordance with Section 2.5. BI will be responsible and liable to BioCancell for the acts and omissions of BI RCV, BIP and its other permitted sub-contractors.

11.10	Appendices; Priority of Documents

The Appendices attached to this Agreement shall be considered an integral part hereof. In the event of a conflict or ambiguity between any term of this Agreement and an Appendix, the terms of this Agreement shall prevail. Notwithstanding the foregoing, the QA shall supersede this Agreement.

11.11	Licensing Terms; Amendment to QA

The parties agree that they will use their best commercial efforts to (i) amend the QA in order to ensure its compliance with applicable Israeli laws and regulations; and (ii) agree upon the terms of the pDNA License Agreement referred to in Section 10.3.8 (which agreement will be attached to this Agreement as Appendix 4), within one hundred and twenty (120) days of the date of last signature of this Agreement.

--- SIGNATURE PAGE FOLLOWS ---

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the dates appearing below.

Jerusalem, , 2014	Ingelheim, 2014
BioCancell Therapeutics Israel Ltd.	Boehringer Ingelheim Biopharmaceuticals GmbH
By:	ppa. ppa.

Name: Jonathan Burgin	[***] [***]
Title: CEO	[***] [***]

Vienna, 2014
Boehringer Ingelheim RCV GmbH & Co KG
ppa. i.V.

[***] [***]
[***] [***]

List of Appendices:

Appendix 1:	Product description; Cell Line, Product and BioCancell Deliverables; (incl. Requirements for BioCancell Deliverables) and BI Assumptions.

Appendix 2:	Services, Prices and Project Timeline (including the tasks of the Services covered under the MTA, dd April 3, 2013)

Appendix 3:	Billing Plan

Appendix 4:	Licensing Agreement (to be added)

Appendix 5:	Estimates for Raw Materials and Product-Dedicated Equipment

Appendix 6:	Project and Steering Committee Members

Appendix 7:	Shipping and packing instructions agreed by the Parties (to be attached upon agreement of the Parties)

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Appendix 1:

Product description, Cell Line, Product and BioCancell Deliverables (incl. Requirements for BioCancell Deliverables) and BI Assumptions

1)	Product description

The product BC-819 [***] is a [***] (DNA) plasmid [***]. The selective initiation of toxin expression results in selective tumor cell destruction via inhibition of protein synthesis in the tumor cell, enabling highly targeted cancer treatment.

[***]

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2)	Deliverables from BioCancell

BI RCV assumes that all deliverables will be provided by BioCancell prior to project start.

a)	Documents
•	Product description of BC-819 (e.g. sequence of pDNA, MSDS, etc.)
•	Plasmid map (in paper format and in electronic version)
•	IPC and release specifications for drug substance and drug product
•	SOPs of product-specific analytical methods, if applicable
•	Reports on stability studies performed for drug substance and drug product including hold times
•	Provision of the packaging material for drug substance (type of containers and size incl. vendors, part number)
•	Provision of the container closure systems for drug product (type of vials and stoppers, size incl. vendors, part number)
•	Composition of the formulation buffer and bulk concentration
•	Specifications for excipients for drug substance (incl. vendors, part number and quality)
•	Detailed description, technical reports and batch records for the formulation and fill & finish process
•	Maximum daily dose information
•	OEL Report (Occupational Exposure Level) for BC-819

b)	Materials
•	Master (MCB) and/or Working Cell Bank (WCB) for the current E. coli DH5alpha host, including all required certificates and tested for absence of bacteriophage
•	Purified plasmid (including DNA sequence)
•	Samples of intermediates (e.g. loads, pools) for establishing analytical methods
•	Product specific reagents (e.g. antibodies for ELISA), if applicable
•	Drug substance reference material, reference standard & working standard including CoA from a GMP batch
•	3 g pDNA for the establishment of the fill & finish process if available

In case deliverables by BioCancell cannot be supplied as assumed or assumptions made cannot be verified, the timeline, scope and prices (e.g. activities under a certain task) may be impacted and may require adjustment.

[***]

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[***]

BI Method	Method from former CMO used for phase 2 testing	Comments
[***]	[***]
[***]		[***]
[***]	[***]	[***]
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[***]	[***]	[***]
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[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
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[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED

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Activities / Services included	Price [in €]	BI RCV deliverables

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BioCancell / Boehringer Ingelheim Biopharmaceuticals Clin. Suppl. Agr.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED

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[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED

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[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED

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[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED

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[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED

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[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED

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[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED

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[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED

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[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED

[***]	[***]	[***]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED

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[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED

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[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED

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[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED

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[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED

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[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED

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[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED

Appendix 4: Licensing Agreement

(to be attached)

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED

Appendix 5: Estimates for Raw Materials and Product-Dedicated Equipment

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[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED

Appendix 6: Project and Steering Committee Members

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[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED

Appendix 7: Shipping and packing instructions agreed by the Parties (to be attached upon agreement of the Parties)

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